UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Charter Amendment and the Series A Preferred Stock Amendment (each as defined below) set forth below in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On April 28, 2026, reAlpha Tech Corp. (the “Company”) filed an amendment (the “Charter Amendment”) to its certificate of incorporation, as amended and restated, with the Secretary of State of Delaware to implement a 1-for-25 reverse stock split, such that every twenty-five (25) shares of the Company’s common stock, par value $0.001 per share (the “common stock”), will be combined into one (1) issued and outstanding share of common stock, with no change in the $0.001 par value per share (the “Reverse Stock Split”). The Reverse Stock Split was approved by the Company’s board of directors (the “Board”) and by the Company’s stockholders, with the Board authorized to determine the final reverse stock split ratio within the range approved by stockholders. The Reverse Stock Split will not reduce the number of authorized shares of common stock or preferred stock under the Company’s certificate of incorporation.

The Reverse Stock Split and Charter Amendment will be effective at 12:01 a.m., Eastern Time, on April 30, 2026. The Company expects that upon the opening of trading on April 30, 2026, the common stock will begin trading under its existing symbol “AIRE” on a post-split basis under CUSIP number 75607T204.

In accordance with the terms of the Company’s outstanding warrants, equity incentive plans and applicable award agreements, the number of shares of common stock underlying outstanding warrants and equity awards will be proportionately adjusted, and any exercise prices will be proportionately increased, to reflect the Reverse Stock Split. No fractional shares will be issued in connection with the Reverse Stock Split and stockholders of record who otherwise would be entitled to receive a fractional share will have such fractional interests rounded up to the nearest whole number of shares of common stock.

The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Amendment to the Certificate of Designation

As previously reported, on February 20, 2025, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware, designating 1,000,000 shares of the Company’s preferred stock as Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”).

In connection with the Reverse Stock Split, on April 28, 2026, the Company filed an amendment to the Certificate of Designation with the Secretary of State of Delaware to be effective immediately upon filing (the “Series A Preferred Stock Amendment”), which was consented to and approved by the Board and the sole holder of the issued and outstanding shares of Series A Preferred Stock. The Series A Preferred Stock Amendment amends the Certificate of Designation to correct a drafting error in the formula set forth in the Certificate of Designation for the adjustment of the Conversion Price (as defined in the Certificate of Designation) of the Series A Preferred Stock upon any stock dividend, subdivision or combination of the Company’s outstanding shares of common stock, including in connection with the Reverse Stock Split. Specifically, the Series A Preferred Stock Amendment provides that, upon any such event, the Conversion Price will be adjusted by multiplying the Conversion Price by a fraction of which the numerator is the number of shares of common stock outstanding immediately before such event and the denominator is the number of shares of common stock outstanding after such event. As a result, upon effectiveness of the Reverse Stock Split, the Conversion Price of the Series A Preferred Stock will be proportionately increased and the number of shares of common stock issuable upon conversion of the Series A Preferred Stock will be proportionately reduced, in each case subject to the terms of the Certificate of Designation, as amended. Except as expressly provided in the Series A Preferred Stock Amendment, the terms and provisions of the Certificate of Designation remain in full force and effect.

The foregoing descriptions of the Certificate of Designation and the Series A Preferred Stock Amendment are not complete and are subject to, and qualified in their entirety by, the complete text of the Certificate of Designation and the Series A Preferred Stock Amendment, as applicable. A copy of the Certificate of Designation was previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K dated February 24, 2025, and a copy of the Series A Preferred Stock Amendment is filed hereto as Exhibit 3.3 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On April 28, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as amended and restated, of reAlpha Tech Corp., filed with the Secretary of State of the State of Delaware on April 28, 2026.
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State of Delaware on February 20, 2025 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, dated February 24, 2025).
3.3	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State of Delaware on April 28, 2026.
99.1*	Press Release, dated April 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	REALPHA TECH CORP.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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